BLANKET BOND INSURANCE AGREEMENT

      THIS AGREEMENT is made as of the 3rd day of April, 2020, by and among the investment companies listed in Appendix A (collectively referred to herein as the "Funds"), First Trust Advisors L.P. (the "Advisor") and First Trust Portfolios L.P. (collectively, with the Advisor and the Funds referred to as the "Parties").

                                  WITNESSETH:

      WHEREAS, the Parties have agreed to acquire a joint insured policy (the "Policy") issued by ICI Mutual Insurance Company containing broker's blanket bond coverage ("Blanket Bond Coverage") which shall cover all Parties;

      WHEREAS, the total amount of the Blanket Bond Coverage under the Policy will be $34,000,000 ("Bond Amount") based upon the determination of each Fund's Board of Trustees that such insured Parties should have an amount of coverage, in the aggregate, of at least $31,050,000 ("Basic Bond Coverage") as provided in Appendix B;

      WHEREAS, the Parties desire to provide herein for an allocation of the premiums for the Blanket Bond Coverage and a manner of allocating any loss proceeds received under the Policy.

      The Parties, therefore, agree that:

      1. Allocation of Blanket Bond Coverage Premium. Each Party shall pay a proportionate share of the Blanket Bond Coverage annual premium based on the allocation as set forth in Appendix C.

      2. Losses.

      (a) General. The Policy is a "claims made" insurance policy and a Policy Year is the period from October 9th to the next succeeding October 9th (or any modification of that period as may be agreed by the Parties and the insurer). The insured loss (including all related expenses) of a Party which relates to a claim made by that Party relating to a particular Policy Year under the Blanket Bond Coverage is hereinafter referred to as a "Blanket Bond Loss." Party includes the trustees and officers of an insured Party and other insured agents or employees of such a Party.

      (b) Blanket Bond Loss. If only one insured Party incurs a Blanket Bond Loss relating to a Policy Year, the proceeds of the Blanket Bond Coverage for that Policy Year will be allocated to that Party. If more than one insured Party incurs a Blanket Bond Loss relating to a particular Policy Year, the proceeds of the Blanket Bond Coverage for that Policy Year will first be allocated among those insured Parties in proportion to their respective premiums paid under Paragraph 1 hereof for Blanket Bond Coverage. If, for that particular Policy Year, after initial allocation, there are remaining proceeds of the Blanket Bond Coverage and there are then insured Parties whose Blanket Bond Losses have not been paid in full, such proceeds shall be further allocated among such insured Parties in proportion to their respective premiums paid for such Coverage (repeating this further allocation procedure as each of such insured Parties is paid in full, until all proceeds have been allocated). If all Blanket Bond Losses relating to a particular Policy Year are not paid at the same time, the insured Parties who claim such Losses for that Policy Year shall make such provisions as they deem suitable to the particular circumstances (taking into account the size of any payment received, the size, nature and expected result of any remaining claims, and all other relevant factors) to permit a later re-allocation of amounts first paid. In no event shall any insured Party that incurs a Blanket Bond Loss relating to a Policy Year which equals or exceeds its Basic Bond Coverage be allocated proceeds of the Blanket Bond Coverage for that particular Policy Year in an amount less than its Basic Bond Coverage.

      3. Notices. Each Party agrees to give promptly to the insurer all notices required under the Policy.

      4. Agent. The Advisor is hereby appointed as the agent for all of the Parties for the purpose of making, adjusting, receiving and enforcing payment of all claims under the Policy and otherwise dealing with the insurer with respect to the Policy. All expenses incurred by the Advisor in its capacity as agent for claims shall be shared by the Parties (including the Advisor) in the same manner as above provided for the sharing of Losses.

      5. Modification and Termination. This Agreement may be modified or amended from time to time by mutual written agreement among all of the Parties. It may be terminated with respect to any one Party by not less than 60 days' written notice to the other Parties which are still parties to the Agreement. It shall terminate with respect to any Party as of the date that Party ceases to be an insured under the Policy; provided that such termination shall not affect that Party's rights and obligations hereunder with respect to any claims on behalf of that Party which are paid under the Policy by the insurer after the date the Party ceases to be an insured under the Policy.

      6. Further Assurances. Each Party agrees to perform such further acts and execute such further documents as are necessary to effectuate the purposes hereof.

      IN WITNESS WHEREOF, the Parties have caused this Agreement to be executed as of the day and year first above written.

First Trust Energy Income and Growth Fund
First Trust Enhanced Equity Income Fund
First Trust Senior Floating Rate Income Fund II
Macquarie/First Trust Global Infrastructure/Utilities Dividend & Income Fund First Trust/Aberdeen Global Opportunity Income Fund
First Trust Mortgage Income Fund
First Trust/Aberdeen Emerging Opportunity Fund
First Trust Specialty Finance and Financial Opportunities Fund
First Trust High Income Long/Short Fund
First Trust Energy Infrastructure Fund
First Trust MLP and Energy Income Fund
First Trust Intermediate Duration Preferred & Income Fund
First Trust New Opportunities MLP & Energy Fund
First Trust Dynamic Europe Equity Income Fund
First Trust Senior Floating Rate 2022 Target Term Fund
First Trust Exchange-Traded Fund
First Trust Exchange-Traded Fund II
First Trust Exchange-Traded Fund III
First Trust Exchange-Traded Fund IV
First Trust Exchange-Traded Fund V
First Trust Exchange-Traded Fund VI
First Trust Exchange-Traded Fund VII
First Trust Exchange-Traded Fund VIII
First Trust Exchange-Traded AlphaDEX(R) Fund
First Trust Exchange-Traded AlphaDEX(R) Fund II
First Trust Series Fund
First Trust Variable Insurance Trust


By /s/ Kristi A. Maher
  -------------------------------------
   Kristi A. Maher, Assistant Secretary


First Trust Advisors L.P.
First Trust Portfolios L.P.


By /s/ Kristi A. Maher
   ---------------------------------------
   Kristi A. Maher, Deputy General Counsel

                                   APPENDIX A

CLOSED-END FUNDS
   Macquarie/First Trust Global Infrastructure/Utilities Dividend & Income Fund First Trust Energy Income and Growth Fund
   First Trust Enhanced Equity Income Fund
   First Trust/Aberdeen Global Opportunity Income Fund
   First Trust Mortgage Income Fund
   First Trust/Aberdeen Emerging Opportunity Fund
   First Trust Specialty Finance and Financial Opportunities Fund
   First Trust Senior Floating Rate Income Fund II
   First Trust High Income Long/Short Fund
   First Trust Energy Infrastructure Fund
   First Trust MLP and Energy Income Fund
   First Trust New Opportunities MLP & Energy Fund
   First Trust Senior Floating Rate 2022 Target Term Fund
   First Trust Intermediate Duration Preferred & Income Fund
   First Trust Dynamic Europe Equity Income Fund

EXCHANGE-TRADED FUNDS
First Trust Exchange-Traded Fund
   First Trust Dow Jones Select MicroCap Index Fund
   First Trust Morningstar Dividend Leaders Index Fund
   First Trust US Equity Opportunities ETF
   First Trust NASDAQ-100 Equal Weighted Index Fund
   First Trust NASDAQ-100-Technology Sector Index Fund
   First Trust NYSE Arca Biotechnology Index Fund
   First Trust Dow Jones Internet Index Fund
   First Trust Capital Strength ETF
   First Trust Total US Market AlphaDEX(R) ETF
   First Trust Value Line(R) Dividend Index Fund
   First Trust NASDAQ-100 Ex-Technology Sector Index Fund
   First Trust NASDAQ(R) Clean Edge(R) Green Energy Index Fund
   First Trust S&P REIT Index Fund
   First Trust Chindia ETF
   First Trust Natural Gas ETF
   First Trust Water ETF
   First Trust Value Line(R) 100 Exchange-Traded Fund
   First Trust NASDAQ(R) ABA Community Bank Index Fund
   First Trust Dorsey Wright People's Portfolio ETF
   First Trust Dow 30 Equal Weight ETF
   First Trust Lunt U.S. Factor Rotation ETF

First Trust Exchange-Traded Fund II
   First Trust STOXX(R) European Select Dividend Index Fund
   First Trust FTSE EPRA/NAREIT Developed Markets Real Estate Index Fund First Trust Dow Jones Global Select Dividend Index Fund
   First Trust Global Wind Energy ETF
   First Trust Global Engineering and Construction ETF
   First Trust NASDAQ(R) Clean Edge(R) Smart Grid Infrastructure Index Fund First Trust Indxx Global Natural Resources Income ETF
   First Trust Indxx Global Agriculture ETF
   First Trust BICK Index Fund
   First Trust Indxx NextG ETF
   First Trust NASDAQ Global Auto Index Fund
   First Trust Cloud Computing ETF
   First Trust International Equity Opportunities ETF
   First Trust Nasdaq Cybersecurity ETF
   First Trust IPOX(R) Europe Equity Opportunities ETF
   First Trust Dow Jones International Internet ETF

First Trust Exchange-Traded AlphaDEX(R) Fund
   First Trust Large Cap Core AlphaDEX(R) Fund
   First Trust Mid Cap Core AlphaDEX(R) Fund
   First Trust Small Cap Core AlphaDEX(R) Fund
   First Trust Large Cap Value AlphaDEX(R) Fund
   First Trust Large Cap Growth AlphaDEX(R) Fund
   First Trust Multi Cap Value AlphaDEX(R) Fund
   First Trust Multi Cap Growth AlphaDEX(R) Fund
   First Trust Consumer Discretionary AlphaDEX(R) Fund
   First Trust Consumer Staples AlphaDEX(R) Fund
   First Trust Energy AlphaDEX(R) Fund
   First Trust Financials AlphaDEX(R) Fund
   First Trust Health Care AlphaDEX(R) Fund
   First Trust Industrials/Producer Durables AlphaDEX(R) Fund
   First Trust Materials AlphaDEX(R) Fund
   First Trust Technology AlphaDEX(R) Fund
   First Trust Utilities AlphaDEX(R) Fund
   First Trust Mid Cap Growth AlphaDEX(R) Fund
   First Trust Mid Cap Value AlphaDEX(R) Fund
   First Trust Small Cap Growth AlphaDEX(R) Fund
   First Trust Small Cap Value AlphaDEX(R) Fund
   First Trust Mega Cap AlphaDEX(R) Fund

First Trust Exchange-Traded AlphaDEX(R) Fund II
   First Trust Developed Markets ex-US AlphaDEX(R) Fund
   First Trust Emerging Markets AlphaDEX(R) Fund
   First Trust Asia Pacific ex-Japan AlphaDEX(R) Fund
   First Trust Europe AlphaDEX(R) Fund
   First Trust Latin America AlphaDEX(R) Fund
   First Trust Brazil AlphaDEX(R) Fund
   First Trust China AlphaDEX(R) Fund
   First Trust Japan AlphaDEX(R) Fund
   First Trust South Korea AlphaDEX(R) Fund
   First Trust Germany AlphaDEX(R) Fund
   First Trust Canada AlphaDEX(R) Fund
   First Trust Australia AlphaDEX(R) Fund
   First Trust United Kingdom AlphaDEX(R) Fund
   First Trust India NIFTY 50 Equal Weight ETF
   First Trust Hong Kong AlphaDEX(R) Fund
   First Trust Switzerland AlphaDEX(R) Fund
   First Trust Developed Markets ex-US Small Cap AlphaDEX(R) Fund
   First Trust Emerging Markets Small Cap AlphaDEX(R) Fund
   First Trust Eurozone AlphaDEX(R) ETF

First Trust Exchange-Traded Fund III
   First Trust Preferred Securities and Income ETF
   First Trust Managed Municipal ETF
   First Trust Long/Short Equity ETF
   First Trust Emerging Markets Local Currency Bond ETF
   First Trust RiverFront Dynamic Asia Pacific ETF
   First Trust RiverFront Dynamic Developed International ETF
   First Trust RiverFront Dynamic Europe ETF
   First Trust RiverFront Dynamic Emerging Markets ETF
   First Trust Horizon Managed Volatility Domestic ETF
   First Trust Horizon Managed Volatility Developed International ETF First Trust California Municipal High Income ETF
   First Trust Institutional Preferred Securities and Income ETF
   First Trust Municipal High Income ETF
   First Trust Ultra Short Duration Municipal ETF
   First Trust Short Duration Managed Municipal ETF
   First Trust Merger Arbitrage ETF

First Trust Exchange-Traded Fund IV
   First Trust North American Energy Infrastructure Fund
   First Trust Tactical High Yield ETF
   First Trust Senior Loan Fund
   First Trust Enhanced Short Maturity ETF
   First Trust Strategic Income ETF
   First Trust Low Duration Opportunities ETF
   First Trust SSI Strategic Convertible Securities ETF
   First Trust EIP Carbon Impact ETF
   First Trust Long Duration Opportunities ETF

First Trust Exchange-Traded Fund V
   First Trust Managed Futures Strategy Fund

First Trust Exchange-Traded Fund VI
   First Trust NASDAQ Technology Dividend Index Fund Multi-Asset Diversified Income Index Fund
   First Trust S&P International Dividend Aristocrats ETF First Trust BuyWrite Income ETF
   First Trust Hedged BuyWrite Income ETF
   First Trust Rising Dividend Achievers ETF
   First Trust Dorsey Wright Focus 5 ETF
   First Trust RBA American Industrial Renaissance(R) ETF First Trust Dorsey Wright Momentum & Dividend ETF
   First Trust Dorsey Wright International Focus 5 ETF
   First Trust Dorsey Wright Dynamic Focus 5 ETF
   First Trust SMID Cap Rising Dividend Achievers ETF
   First Trust Indxx Innovative Transaction & Process ETF First Trust Nasdaq Artificial Intelligence and Robotics ETF First Trust Nasdaq Bank ETF
   First Trust Nasdaq Food & Beverage ETF
   First Trust Nasdaq Oil & Gas ETF
   First Trust Nasdaq Pharmaceuticals ETF
   First Trust Nasdaq Retail ETF
   First Trust Nasdaq Semiconductor ETF
   First Trust Nasdaq Transportation ETF
   Developed International Equity Select ETF
   Emerging Markets Equity Select ETF
   Large Cap US Equity Select ETF
   Mid Cap US Equity Select ETF
   Small Cap US Equity Select ETF
   US Equity Dividend Select ETF
   First Trust Dorsey Wright DALI 1 ETF
   First Trust Dorsey Wright Momentum & Value ETF
   First Trust Dorsey Wright Momentum & Low Volatility ETF

First Trust Exchange-Traded Fund VII
   First Trust Global Tactical Commodity Strategy Fund
   First Trust Alternative Absolute Return Strategy ETF

First Trust Exchange-Traded Fund VIII
   First Trust CEF Income Opportunity ETF
   First Trust Municipal CEF Income Opportunity ETF
   First Trust TCW Opportunistic Fixed Income ETF
   EquityCompass Risk Manager ETF
   EquityCompass Tactical Risk Manager ETF
   First Trust TCW Unconstrained Plus Bond ETF
   First Trust Low Duration Strategic Focus ETF
   FT Cboe Vest U.S. Equity Buffer ETF-August
   FT Cboe Vest U.S. Equity Deep Buffer ETF-August
   FT Cboe Vest U.S. Equity Buffer ETF-November
   FT Cboe Vest U.S. Equity Deep Buffer ETF-November
   First Trust Active Factor Large Cap ETF
   First Trust Active Factor Mid Cap ETF
   First Trust Active Factor Small Cap ETF
   FT Cboe Vest U.S. Equity Buffer ETF-February
   FT Cboe Vest U.S. Equity Deep Buffer ETF-February

OPEN END FUNDS
First Trust Series Fund
   First Trust Preferred Securities and Income Fund
   First Trust/Confluence Small Cap Value Fund
   First Trust Short Duration High Income Fund

First Trust Variable Insurance Trust
   First Trust/Dow Jones Dividend & Income Allocation Portfolio
   First Trust Multi Income Allocation Portfolio
   First Trust Dorsey Wright Tactical Core Portfolio

                                   APPENDIX B

FIRST TRUST CLOSED-END FUNDS
    First Trust Senior Floating Rate Income Fund II                                                $750,000
    First Trust Energy Income and Growth Fund                                                      $750,000
    First Trust Enhanced Equity Income Fund                                                        $750,000
    Macquarie/First Trust Global Infrastructure/Utilities Dividend & Income Fund                   $450,000
    First Trust/Aberdeen Global Opportunity Income Fund                                            $600,000
    First Trust Mortgage Income Fund                                                               $400,000
    First Trust/Aberdeen Emerging Opportunity Fund                                                 $400,000
    First Trust Specialty Finance and Financial Opportunities Fund                                 $350,000
    First Trust High Income Long/Short Fund                                                        $900,000
    First Trust Energy Infrastructure Fund                                                         $600,000
    First Trust MLP and Energy Income Fund                                                         $750,000
    First Trust Intermediate Duration Preferred & Income Fund                                    $1,250,000
    First Trust New Opportunities MLP & Energy Fund                                                $525,000
    First Trust Dynamic Europe Equity Income Fund                                                  $600,000
    First Trust Senior Floating Rate 2022 Target Term Fund                                         $750,000
-------------------------------------------------------------------------------------------- --------------
Sub-Total                                                                                        $9,825,000

FIRST TRUST EXCHANGE-TRADED FUND
    First Trust Dow Jones Select MicroCap Index Fund                                                N/A
    First Trust Morningstar Dividend Leaders Index Fund                                             N/A
    First Trust US Equity Opportunities ETF                                                         N/A
    First Trust NASDAQ-100 Equal Weighted Index Fund                                                N/A
    First Trust NASDAQ-100-Technology Sector Index Fund                                             N/A
    First Trust NYSE Arca Biotechnology Index Fund                                                  N/A
    First Trust Dow Jones Internet Index Fund                                                       N/A
    First Trust Capital Strength ETF                                                                N/A
    First Trust Total US Market AlphaDEX(R) ETF                                                     N/A
    First Trust Value Line(R) Dividend Index Fund                                                   N/A
    First Trust NASDAQ-100 Ex-Technology Sector Index Fund                                          N/A
    First Trust NASDAQ(R) Clean Edge(R) Green Energy Index Fund                                     N/A
    First Trust S&P REIT Index Fund                                                                 N/A
    First Trust Water ETF                                                                           N/A
    First Trust Natural Gas ETF                                                                     N/A
    First Trust Chindia ETF                                                                         N/A
    First Trust Value Line(R) 100 Exchange-Traded Fund                                              N/A
    First Trust NASDAQ(R) ABA Community Bank Index Fund                                             N/A
    First Trust Dorsey Wright People's Portfolio ETF                                                N/A
    First Trust Dow 30 Equal Weight ETF                                                             N/A
    First Trust Lunt U.S. Factor Rotation ETF                                                       N/A
-------------------------------------------------------------------------------------------- --------------
Sub-Total                                                                                        $2,500,000

FIRST TRUST EXCHANGE-TRADED ALPHADEX(R) FUND
    First Trust Consumer Discretionary AlphaDEX(R) Fund                                             N/A
    First Trust Consumer Staples AlphaDEX(R) Fund                                                   N/A
    First Trust Energy AlphaDEX(R) Fund                                                             N/A
    First Trust Financials AlphaDEX(R) Fund                                                         N/A
    First Trust Health Care AlphaDEX(R) Fund                                                        N/A
    First Trust Industrials/Producer Durables AlphaDEX(R) Fund                                      N/A
    First Trust Materials AlphaDEX(R) Fund                                                          N/A
    First Trust Technology AlphaDEX(R) Fund                                                         N/A
    First Trust Utilities AlphaDEX(R) Fund                                                          N/A
    First Trust Large Cap Core AlphaDEX(R) Fund                                                     N/A
    First Trust Mid Cap Core AlphaDEX(R) Fund                                                       N/A
    First Trust Mid Cap Growth AlphaDEX(R) Fund                                                     N/A
    First Trust Mid Cap Value AlphaDEX(R) Fund                                                      N/A
    First Trust Small Cap Core AlphaDEX(R) Fund                                                     N/A
    First Trust Small Cap Value AlphaDEX(R) Fund                                                    N/A
    First Trust Small Cap Growth AlphaDEX(R) Fund                                                   N/A
    First Trust Large Cap Growth AlphaDEX(R) Fund                                                   N/A
    First Trust Multi Cap Value AlphaDEX(R) Fund                                                    N/A
    First Trust Multi Cap Growth AlphaDEX(R) Fund                                                   N/A
    First Trust Large Cap Value AlphaDEX(R) Fund                                                    N/A
    First Trust Mega Cap AlphaDEX(R) Fund                                                           N/A
-------------------------------------------------------------------------------------------- --------------
Sub-Total                                                                                        $2,500,000

FIRST TRUST EXCHANGE-TRADED FUND II
    First Trust FTSE EPRA/NAREIT Developed Markets Real Estate Index Fund                           N/A
    First Trust STOXX(R) European Select Dividend Index Fund                                        N/A
    First Trust Dow Jones Global Select Dividend Index Fund                                         N/A
    First Trust Global Wind Energy ETF                                                              N/A
    First Trust Global Engineering and Construction ETF                                             N/A
    First Trust NASDAQ(R) Clean Edge(R) Smart Grid Infrastructure Index Fund                        N/A
    First Trust Indxx Global Natural Resources Income ETF                                           N/A
    First Trust Indxx Global Agriculture ETF                                                        N/A
    First Trust BICK Index Fund                                                                     N/A
    First Trust Cloud Computing ETF                                                                 N/A
    First Trust Indxx NextG ETF                                                                     N/A
    First Trust NASDAQ Global Auto Index Fund                                                       N/A
    First Trust International Equity Opportunities ETF                                              N/A
    First Trust Nasdaq Cybersecurity ETF                                                            N/A
    First Trust IPOX(R) Europe Equity Opportunities ETF                                             N/A
    First Trust Dow Jones International Internet ETF                                                N/A
-------------------------------------------------------------------------------------------- --------------
Sub-Total                                                                                        $2,500,000

FIRST TRUST EXCHANGE-TRADED ALPHADEX(R) FUND II
    First Trust Developed Markets ex-US AlphaDEX(R) Fund                                            N/A
    First Trust Emerging Markets AlphaDEX(R) Fund                                                   N/A
    First Trust Asia Pacific ex-Japan AlphaDEX(R) Fund                                              N/A
    First Trust Europe AlphaDEX(R) Fund                                                             N/A
    First Trust Latin America AlphaDEX(R) Fund                                                      N/A
    First Trust Brazil AlphaDEX(R) Fund                                                             N/A
    First Trust China AlphaDEX(R) Fund                                                              N/A
    First Trust Japan AlphaDEX(R) Fund                                                              N/A
    First Trust South Korea AlphaDEX(R) Fund                                                        N/A
    First Trust Germany AlphaDEX(R) Fund                                                            N/A
    First Trust Canada AlphaDEX(R) Fund                                                             N/A
    First Trust Australia AlphaDEX(R) Fund                                                          N/A
    First Trust United Kingdom AlphaDEX(R) Fund                                                     N/A
    First Trust India NIFTY 50 Equal Weight ETF                                                     N/A
    First Trust Hong Kong AlphaDEX(R) Fund                                                          N/A
    First Trust Switzerland AlphaDEX(R) Fund                                                        N/A
    First Trust Emerging Markets Small Cap AlphaDEX(R) Fund                                         N/A
    First Trust Developed Markets ex-US Small Cap AlphaDEX(R) Fund                                  N/A
    First Trust Eurozone AlphaDEX(R) ETF                                                            N/A
-------------------------------------------------------------------------------------------- --------------
Sub-Total                                                                                        $1,500,000

FIRST TRUST EXCHANGE-TRADED FUND III
    First Trust Preferred Securities and Income ETF                                                 N/A
    First Trust Managed Municipal ETF                                                               N/A
    First Trust Long/Short Equity ETF                                                               N/A
    First Trust Emerging Markets Local Currency Bond ETF                                            N/A
    First Trust Horizon Managed Volatility Domestic ETF                                             N/A
    First Trust Horizon Managed Volatility Developed International ETF                              N/A
    First Trust RiverFront Dynamic Asia Pacific ETF                                                 N/A
    First Trust RiverFront Dynamic Developed International ETF                                      N/A
    First Trust RiverFront Dynamic Europe ETF                                                       N/A
    First Trust RiverFront Dynamic Emerging Markets ETF                                             N/A
    First Trust California Municipal High Income ETF                                                N/A
    First Trust Institutional Preferred Securities and Income ETF                                   N/A
    First Trust Municipal High Income ETF                                                           N/A
    First Trust Ultra Short Duration Municipal ETF                                                  N/A
    First Trust Merger Arbitrage ETF                                                                N/A
    First Trust Short Duration Managed Municipal ETF                                                N/A
-------------------------------------------------------------------------------------------- --------------
Sub-Total                                                                                        $2,500,000

FIRST TRUST EXCHANGE-TRADED FUND IV
    First Trust North American Energy Infrastructure Fund                                           N/A
    First Trust Tactical High Yield ETF                                                             N/A
    First Trust Senior Loan Fund                                                                    N/A
    First Trust Enhanced Short Maturity ETF                                                         N/A
    First Trust Strategic Income ETF                                                                N/A
    First Trust Low Duration Opportunities ETF                                                      N/A
    First Trust SSI Strategic Convertible Securities ETF                                            N/A
    First Trust EIP Carbon Impact ETF                                                               N/A
    First Trust Long Duration Opportunities ETF                                                     N/A
-------------------------------------------------------------------------------------------- --------------
Sub-Total                                                                                        $2,500,000

FIRST TRUST EXCHANGE-TRADED FUND V
    First Trust Managed Futures Strategy Fund                                                       N/A
-------------------------------------------------------------------------------------------- --------------
Sub-Total                                                                                          $150,000

FIRST TRUST EXCHANGE-TRADED FUND VI
    Multi-Asset Diversified Income Index Fund                                                       N/A
    First Trust NASDAQ Technology Dividend Index Fund                                               N/A
    First Trust S&P International Dividend Aristocrats ETF                                          N/A
    First Trust BuyWrite Income ETF                                                                 N/A
    First Trust Hedged BuyWrite Income ETF                                                          N/A
    First Trust Rising Dividend Achievers ETF                                                       N/A
    First Trust Dorsey Wright Focus 5 ETF                                                           N/A
    First Trust RBA American Industrial Renaissance(R) ETF                                          N/A
    First Trust Dorsey Wright Momentum & Dividend ETF                                               N/A
    First Trust Dorsey Wright International Focus 5 ETF                                             N/A
    First Trust Dorsey Wright Dynamic Focus 5 ETF                                                   N/A
    First Trust Nasdaq Bank ETF                                                                     N/A
    First Trust Nasdaq Food & Beverage ETF                                                          N/A
    First Trust Nasdaq Oil & Gas ETF                                                                N/A
    First Trust Nasdaq Pharmaceuticals ETF                                                          N/A
    First Trust Nasdaq Retail ETF                                                                   N/A
    First Trust Nasdaq Semiconductor ETF                                                            N/A
    First Trust Nasdaq Transportation ETF                                                           N/A
    Developed International Equity Select ETF                                                       N/A
    Emerging Markets Equity Select ETF                                                              N/A
    Large Cap US Equity Select ETF                                                                  N/A
    Mid Cap US Equity Select ETF                                                                    N/A
    Small Cap US Equity Select ETF                                                                  N/A
    US Equity Dividend Select ETF                                                                   N/A
    First Trust Indxx Innovative Transaction & Process ETF                                          N/A
    First Trust SMID Cap Rising Dividend Achievers ETF                                              N/A
    First Trust Nasdaq Artificial Intelligence and Robotics ETF                                     N/A
    First Trust Dorsey Wright DALI 1 ETF                                                            N/A
    First Trust Dorsey Wright Momentum & Low Volatility ETF                                         N/A
    First Trust Dorsey Wright Momentum & Value ETF                                                  N/A
-------------------------------------------------------------------------------------------- --------------
Sub-Total                                                                                        $2,500,000

FIRST TRUST EXCHANGE-TRADED FUND VII
    First Trust Global Tactical Commodity Strategy Fund                                             N/A
    First Trust Alternative Absolute Return Strategy ETF                                            N/A
-------------------------------------------------------------------------------------------- --------------
Sub-Total                                                                                          $525,000

FIRST TRUST EXCHANGE-TRADED FUND VIII
    First Trust CEF Income Opportunity ETF                                                          N/A
    First Trust Municipal CEF Income Opportunity ETF                                                N/A
    First Trust TCW Opportunistic Fixed Income ETF                                                  N/A
    EquityCompass Risk Manager ETF                                                                  N/A
    EquityCompass Tactical Risk Manager ETF                                                         N/A
    First Trust TCW Unconstrained Plus Bond ETF                                                     N/A
    First Trust Low Duration Strategic Focus ETF                                                    N/A
    FT Cboe Vest U.S. Equity Buffer ETF - August                                                    N/A
    FT Cboe Vest U.S. Equity Deep Buffer ETF - August                                               N/A
    FT Cboe Vest U.S. Equity Buffer ETF - November                                                  N/A
    FT Cboe Vest U.S. Equity Deep Buffer ETF - November                                             N/A
    FT Cboe Vest U.S. Equity Buffer ETF - February                                                  N/A
    FT Cboe Vest U.S. Equity Deep Buffer ETF - February                                             N/A
    First Trust Active Factor Large Cap ETF                                                         N/A
    First Trust Active Factor Mid Cap ETF                                                           N/A
    First Trust Active Factor Small Cap ETF                                                         N/A
-------------------------------------------------------------------------------------------- --------------
Sub-Total                                                                                        $2,300,000

FIRST TRUST SERIES FUND
    First Trust Preferred Securities and Income Fund                                                N/A
    First Trust/Confluence Small Cap Value Fund                                                     N/A
    First Trust Short Duration High Income Fund                                                     N/A
-------------------------------------------------------------------------------------------- --------------
Sub-Total                                                                                         $750,000

FIRST TRUST VARIABLE INSURANCE TRUST
    First Trust/Dow Jones Dividend & Income Allocation Portfolio                                    N/A
    First Trust Multi Income Allocation Portfolio                                                   N/A
    First Trust Dorsey Wright Tactical Core Portfolio                                               N/A
-------------------------------------------------------------------------------------------- --------------
Sub-Total                                                                                        $1,000,000

    GRAND TOTAL                                                                                 $31,050,000

                                   APPENDIX C

FIRST TRUST VARIABLE INSURANCE TRUST
     First Trust/Dow Jones Dividend & Income Allocation Portfolio                                      $820
     First Trust Multi Income Allocation Portfolio                                                      $26
     First Trust Dorsey Wright Tactical Core Portfolio                                                  $45
-------------------------------------------------------------------------------------------- --------------
Total                                                                                                  $891

FIRST TRUST EXCHANGE-TRADED FUND
     First Trust Dow Jones Select MicroCap Index Fund                                                  $125
     First Trust Morningstar Dividend Leaders Index Fund                                             $1,502
     First Trust US Equity Opportunities ETF                                                         $1,114
     First Trust NASDAQ-100 Equal Weighted Index Fund                                                  $606
     First Trust NASDAQ-100-Technology Sector Index Fund                                             $2,225
     First Trust NYSE Arca Biotechnology Index Fund                                                  $1,469
     First Trust Dow Jones Internet Index Fund                                                       $7,207
     First Trust Capital Strength ETF                                                                $2,569
     First Trust Total US Market AlphaDEX(R) ETF                                                        $15
     First Trust Value Line(R) Dividend Index Fund                                                   $7,065
     First Trust NASDAQ-100 Ex-Technology Sector Index Fund                                             $83
     First Trust NASDAQ(R) Clean Edge(R) Green Energy Index Fund                                       $102
     First Trust S&P REIT Index Fund                                                                   $165
     First Trust Chindia ETF                                                                            $83
     First Trust Natural Gas ETF                                                                        $67
     First Trust Water ETF                                                                             $420
     First Trust Value Line(R) 100 Exchange-Traded Fund                                                 $36
     First Trust NASDAQ(R) ABA Community Bank Index Fund                                               $130
     First Trust Dorsey Wright People's Portfolio ETF                                                   $49
     First Trust Dow 30 Equal Weight ETF                                                                $43
     First Trust Lunt U.S. Factor Rotation ETF                                                          $43
-------------------------------------------------------------------------------------------- --------------
Total                                                                                               $25,118

FIRST TRUST EXCHANGE-TRADED FUND II
     First Trust STOXX(R) European Select Dividend Index Fund                                          $264
     First Trust FTSE EPRA/NAREIT Developed Markets Real Estate Index Fund                              $51
     First Trust Dow Jones Global Select Dividend Index Fund                                           $478
     First Trust Global Wind Energy ETF                                                                 $67
     First Trust Global Engineering and Construction ETF                                                 $8
     First Trust NASDAQ(R) Clean Edge(R) Smart Grid Infrastructure Index Fund                           $24
     First Trust Indxx Global Natural Resources Income ETF                                               $7
     First Trust Indxx Global Agriculture ETF                                                            $3
     First Trust BICK Index Fund                                                                       $105
     First Trust Indxx NextG ETF                                                                       $177
     First Trust NASDAQ Global Auto Index Fund                                                          $16
     First Trust Cloud Computing ETF                                                                 $1,943
     First Trust International Equity Opportunities ETF                                                 $28
     First Trust Nasdaq Cybersecurity ETF                                                              $881
     First Trust IPOX(R) Europe Equity Opportunities ETF                                                 $2
     First Trust Dow Jones International Internet ETF                                                    $4
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Total                                                                                                $4,058

FIRST TRUST EXCHANGE-TRADED ALPHADEX(R) FUND
     First Trust Large Cap Core AlphaDEX(R) Fund                                                     $1,187
     First Trust Mid Cap Core AlphaDEX(R) Fund                                                         $754
     First Trust Small Cap Core AlphaDEX(R) Fund                                                       $507
     First Trust Large Cap Value AlphaDEX(R) Fund                                                      $986
     First Trust Large Cap Growth AlphaDEX(R) Fund                                                     $922
     First Trust Multi Cap Value AlphaDEX(R) Fund                                                       $74
     First Trust Multi Cap Growth AlphaDEX(R) Fund                                                     $161
     First Trust Consumer Discretionary AlphaDEX(R) Fund                                               $289
     First Trust Consumer Staples AlphaDEX(R) Fund                                                     $332
     First Trust Energy AlphaDEX(R) Fund                                                                $90
     First Trust Financials AlphaDEX(R) Fund                                                         $1,608
     First Trust Health Care AlphaDEX(R) Fund                                                          $940
     First Trust Industrials/Producer Durables AlphaDEX(R) Fund                                        $275
     First Trust Materials AlphaDEX(R) Fund                                                            $108
     First Trust Technology AlphaDEX(R) Fund                                                         $1,984
     First Trust Utilities AlphaDEX(R) Fund                                                          $1,169
     First Trust Mid Cap Growth AlphaDEX(R) Fund                                                       $260
     First Trust Mid Cap Value AlphaDEX(R) Fund                                                         $47
     First Trust Small Cap Growth AlphaDEX(R) Fund                                                     $219
     First Trust Small Cap Value AlphaDEX(R) Fund                                                       $50
     First Trust Mega Cap AlphaDEX(R) Fund                                                              $21
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Total                                                                                               $11,983

FIRST TRUST EXCHANGE-TRADED ALPHADEX(R) FUND II
     First Trust Developed Markets ex-US AlphaDEX(R) Fund                                              $608
     First Trust Emerging Markets AlphaDEX(R) Fund                                                     $524
     First Trust Asia Pacific ex-Japan AlphaDEX(R) Fund                                                 $26
     First Trust Europe AlphaDEX(R) Fund                                                               $460
     First Trust Latin America AlphaDEX(R) Fund                                                        $102
     First Trust Brazil AlphaDEX(R) Fund                                                                $98
     First Trust China AlphaDEX(R) Fund                                                                  $8
     First Trust Japan AlphaDEX(R) Fund                                                                 $72
     First Trust South Korea AlphaDEX(R) Fund                                                            $3
     First Trust Germany AlphaDEX(R) Fund                                                              $113
     First Trust Canada AlphaDEX(R) Fund                                                                 $4
     First Trust Australia AlphaDEX(R) Fund                                                              $1
     First Trust United Kingdom AlphaDEX(R) Fund                                                         $8
     First Trust India NIFTY 50 Equal Weight ETF                                                         $3
     First Trust Hong Kong AlphaDEX(R) Fund                                                              $3
     First Trust Switzerland AlphaDEX(R) Fund                                                          $118
     First Trust Developed Markets ex-US Small Cap AlphaDEX(R) Fund                                      $8
     First Trust Emerging Markets Small Cap AlphaDEX(R) Fund                                           $119
     First Trust Eurozone AlphaDEX(R) ETF                                                               $44
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Total                                                                                                $2,322

FIRST TRUST OPEN-END FUNDS
     First Trust Preferred Securities and Income Fund                                                  $245
     First Trust/Confluence Small Cap Value Fund                                                        $23
     First Trust Short Duration High Income Fund                                                       $144
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Total                                                                                                  $412

FIRST TRUST EXCHANGE-TRADED FUND III
     First Trust Preferred Securities and Income ETF                                                 $3,970
     First Trust Managed Municipal ETF                                                                 $956
     First Trust Long/Short Equity ETF                                                                 $204
     First Trust Emerging Markets Local Currency Bond ETF                                              $127
     First Trust RiverFront Dynamic Asia Pacific ETF                                                    $24
     First Trust RiverFront Dynamic Developed International ETF                                        $228
     First Trust RiverFront Dynamic Europe ETF                                                          $33
     First Trust RiverFront Dynamic Emerging Markets ETF                                                $73
     First Trust Horizon Managed Volatility Domestic ETF                                               $218
     First Trust Horizon Managed Volatility Developed International ETF                                $119
     First Trust California Municipal High Income ETF                                                   $45
     First Trust Institutional Preferred Securities and Income ETF                                     $191
     First Trust Municipal High Income ETF                                                              $64
     First Trust Ultra Short Duration Municipal ETF                                                     $19
     First Trust Short Duration Managed Municipal ETF                                                   $17
     First Trust Merger Arbitrage ETF                                                                    $0
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Total                                                                                                $6,288

First Trust Exchange-Traded Fund IV
     First Trust North American Energy Infrastructure Fund                                           $2,329
     First Trust Tactical High Yield ETF                                                             $1,248
     First Trust Senior Loan Fund                                                                    $1,438
     First Trust Enhanced Short Maturity ETF                                                         $4,376
     First Trust Strategic Income ETF                                                                   $79
     First Trust Low Duration Opportunities ETF                                                      $3,192
     First Trust SSI Strategic Convertible Securities ETF                                              $171
     First Trust EIP Carbon Impact ETF                                                                   $2
     First Trust Long Duration Opportunities ETF                                                        $10
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Total                                                                                               $12,845

FIRST TRUST EXCHANGE-TRADED FUND V
     First Trust Managed Futures Strategy Fund                                                           $8
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Total                                                                                                    $8

FIRST TRUST EXCHANGE-TRADED FUND VI
     First Trust NASDAQ Technology Dividend Index Fund                                                 $906
     Multi-Asset Diversified Income Index Fund                                                         $640
     First Trust S&P International Dividend Aristocrats ETF                                             $17
     First Trust BuyWrite Income ETF                                                                    $72
     First Trust Hedged BuyWrite Income ETF                                                              $8
     First Trust Rising Dividend Achievers ETF                                                         $750
     First Trust Dorsey Wright Focus 5 ETF                                                           $2,102
     First Trust RBA American Industrial Renaissance(R) ETF                                             $60
     First Trust Dorsey Wright Momentum & Dividend ETF                                                  $38
     First Trust Dorsey Wright International Focus 5 ETF                                               $406
     First Trust Dorsey Wright Dynamic Focus 5 ETF                                                     $418
     First Trust SMID Cap Rising Dividend Achievers ETF                                                  $6
     First Trust Indxx Innovative Transaction & Process ETF                                             $37
     First Trust Nasdaq Artificial Intelligence and Robotics ETF                                        $55
     First Trust Nasdaq Bank ETF                                                                       $125
     First Trust Nasdaq Food & Beverage ETF                                                              $5
     First Trust Nasdaq Oil & Gas ETF                                                                    $8
     First Trust Nasdaq Pharmaceuticals ETF                                                              $6
     First Trust Nasdaq Retail ETF                                                                       $7
     First Trust Nasdaq Semiconductor ETF                                                               $28
     First Trust Nasdaq Transportation ETF                                                               $2
     Developed International Equity Select ETF                                                          $24
     Emerging Markets Equity Select ETF                                                                  $9
     Large Cap US Equity Select ETF                                                                     $16
     Mid Cap US Equity Select ETF                                                                       $12
     Small Cap US Equity Select ETF                                                                      $6
     US Equity Dividend Select ETF                                                                       $5
     First Trust Dorsey Wright DALI 1 ETF                                                               $63
     First Trust Dorsey Wright Momentum & Value ETF                                                     $17
     First Trust Dorsey Wright Momentum & Low Volatility ETF                                           $116
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Total                                                                                                $5,964

FIRST TRUST EXCHANGE-TRADED FUND VII
     First Trust Global Tactical Commodity Strategy Fund                                               $146
     First Trust Alternative Absolute Return Strategy ETF                                               $40
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Total                                                                                                  $186

FIRST TRUST EXCHANGE-TRADED FUND VIII
     First Trust CEF Income Opportunity ETF                                                             $34
     First Trust Municipal CEF Income Opportunity ETF                                                    $9
     First Trust TCW Opportunistic Fixed Income ETF                                                    $818
     EquityCompass Risk Manager ETF                                                                     $19
     EquityCompass Tactical Risk Manager ETF                                                            $27
     First Trust TCW Unconstrained Plus Bond ETF                                                       $188
     First Trust Low Duration Strategic Focus ETF                                                       $51
     FT Cboe Vest U.S. Equity Buffer ETF-August                                                          $0
     FT Cboe Vest U.S. Equity Deep Buffer ETF-August                                                     $0
     FT Cboe Vest U.S. Equity Buffer ETF-November                                                        $0
     FT Cboe Vest U.S. Equity Deep Buffer ETF-November                                                   $0
     FT Cboe Vest U.S. Equity Buffer ETF-February                                                        $0
     FT Cboe Vest U.S. Equity Deep Buffer ETF-February                                                   $0
     First Trust Active Factor Large Cap ETF                                                             $0
     First Trust Active Factor Mid Cap ETF                                                               $0
     First Trust Active Factor Small Cap ETF                                                             $0
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Total                                                                                                $1,146

FIRST TRUST CLOSED-END FUNDS
     Macquarie/First Trust Global Infrastructure/Utilities Dividend & Income Fund                      $120
     First Trust Energy Income and Growth Fund                                                         $522
     First Trust Enhanced Equity Income Fund                                                           $285
     First Trust/Aberdeen Global Opportunity Income Fund                                               $190
     First Trust Mortgage Income Fund                                                                   $57
     First Trust/Aberdeen Emerging Opportunity Fund                                                     $74
     First Trust Specialty Finance and Financial Opportunities Fund                                    $100
     First Trust Senior Floating Rate Income Fund II                                                   $469
     First Trust High Income Long/Short Fund                                                           $523
     First Trust Energy Infrastructure Fund                                                            $381
     First Trust MLP and Energy Income Fund                                                            $699
     First Trust New Opportunities MLP & Energy Fund                                                   $311
     First Trust Senior Floating Rate 2022 Target Term Fund                                            $423
     First Trust Intermediate Duration Preferred & Income Fund                                       $1,884
     First Trust Dynamic Europe Equity Income Fund                                                     $315
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Total                                                                                                $6,353

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First Trust Advisors L.P.                                                                           $45,250
First Trust Portfolios L.P.                                                                          $6,464
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Total                                                                                              $129,288